SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  June 9, 1998
                Date of report (Date of earliest event reported)



                                  U-SHIP, INC.
               (Exact Name of Registrant as Specified in Charter)

       UTAH                        000-28452                     41-1823559

(State or Other             (Commission File Number)        (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)



                     5583 West 78th Street, Edina, MN, 55439
                    (Address of Principal Executive Offices)



                                 (612) 941-4080
              (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (b)  New independent accountant

          (i) The Registrant engaged Lurie, Besikof, Lapidus & Co., LLP as its new independent accountant as of June 9, 1998. During the two most recent fiscal years and through June 9, 1998, the Registrant has not consulted with Lurie, Besikof, Lapidus & Co., LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) concerned the subject matter of a disagreement or reportable event with the former auditor.

ITEM 5. OTHER EVENTS.

     Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 1998.                      By: /s/ Peter C. Lytle
                                              ------------------------------
                                          Name: Peter C. Lytle
                                          Title: Chief Executive Officer